EXHIBIT 10.23

                                OPTION AGREEMENT

     This OPTION AGREEMENT (this "Option Agreement") dated effective as of March 6, 1999 provides for the granting of additional options by NCI Acquisition Corporation, a Delaware corporation (the "Company") and the parent of Nationwide Credit, Inc. ("NCI"), to Kevin Henry, an employee of NCI (the "Optionee").

     The Company has duly adopted the NCI Acquisition Corporation 1997 Management Performance Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit A and which is incorporated herein by reference. Pursuant to an option agreement dated effective as of December 31, 1997, the Company granted to the Optionee options under the Plan to buy shares of the Company's common stock, $0.01 par value (the "Shares"), consisting of (i) options (the "Original Class A Options") to purchase up to 601 Shares (the "Original Class A Option Shares") at a price of $100.00 per Share, exercisable by the payment of the exercise price in cash, and (ii) options (the "Original Class B Options") to purchase up to 601 Shares (the "Original Class B Option Shares") at a price of $100.00 per Share, exercisable by the payment of the exercise price in cash. In accordance with Section 6 of the Plan, the board of directors of the Company (the "Board of Directors") has determined that the Optionee is to be granted additional options under the Plan to buy Shares, on the terms and subject to the conditions hereinafter provided.

1.   Number of Shares,  Option  Prices.

     (a)  The Company  hereby  grants to the  Optionee  additional  options (the
          "Additional Class A Options") to purchase up to 601 Shares (the "Additional Class A Option Shares") at a price of $100 per Share, exercisable by the payment of the exercise price in cash.

     (b) In addition to the Additional Class A Options, the Company hereby grants to the Optionee additional options (the "Additional Class B Options") to purchase up to 601 Shares (the "Additional Class B Option Shares") at a price of $100.00 per Share, exercisable by the payment of the exercise price in cash. The Additional Class B Options, together with the Additional Class A Options are collectively referred to herein as the "Additional Options". The Additional Class B Option Shares, together with the Additional Class A Option Shares are collectively referred to herein as the "Additional Option Shares".

2.   Period of Additional Options and Conditions of Exercise.

     (a) Subject to the limitations set forth in the second sentence of Section 8 of the Plan, the period of the Additional Class A Options shall commence upon the date hereof and shall continue until the eighth
          (8th) anniversary of the date hereof. The conditions to exercise the Additional Class A Options are as set forth in the Plan. For the avoidance of doubt, the Company hereby acknowledges that it is not altering the vesting period or vesting schedule with respect to the Additional Class A Options from that set forth in Section 9 of the Plan and that the Additional Class A Options shall vest over a three year period beginning on the date hereof (subject to Sections 9(d) and 9(e) of the Plan).

     (b) Subject to the limitations set forth in the second sentence of Section 8 of the Plan, the period of the Additional Class B Options shall commence upon the date hereof and shall continue until the tenth
          (10th) anniversary of the date hereof. Except as indicated in the next sentence, the conditions to exercise the Additional Class B Options are as set forth in the Plan. The vesting period and vesting schedule for the Additional Class B Options shall not be as set forth in
          Section 9 of the Plan, but instead shall be as follows:

          (i) Each Additional Class B Option held by the Optionee shall have a "Vested Percentage" equal to 100% under the following conditions:
               (x) if (A) the Optionee shall be employed full-time by NCI on the third (3rd) anniversary of the date hereof and (B) the Major
               Stockholders under the Stockholders' Agreement, dated as of December 31, 1997, among the Company and certain stockholders thereof (the "Stockholders' Agreement") shall have achieved an IRR (as defined below) in excess of thirty-four (34%) percent; or
               (y) the Optionee shall be employed  full-time by NCI on the ninth
               (9th) anniversary of the date hereof. The "Vested Percentage" of each Additional Class B Option held by the Optionee in the event the Optionee is a full-time employee of NCI on the third (3rd) anniversary of the date hereof (or if the Optionee's full-time employment is terminated by NCI prior to such date for any reason (other than for "Cause"), the Major Stockholders shall have realized an IRR within the range of percentages set forth in this
               Section 2(b)(i) within one-hundred and eighty (180) days of the date of such termination) with respect to the percentage of the IRR set forth below shall be as follows:

                                                         Percentage of Vested
                  IRR                                       Class B Options


         equal to or greater than 25% but less than 26%             10%
         equal to or greater than 26% but less than 27%             20%
         equal to or greater than 27% but less than 28%             30%
         equal to or greater than 28% but less than 29%             40%
         equal to or greater than 29% but less than 30%             50%
         equal to or greater than 30% but less than 31%             60%
         equal to or greater than 31% but less than 32%             70%
         equal to or greater than 32% but less than 33%             80%
         equal to or greater than 33% but less than 34%             90%
         equal to or greater than 34%                              100%

          For purposes hereof, "IRR" means the internal rate of return per annum realized in cash by the Major Stockholders on their investment in the Shares acquired pursuant to the Stockholders' Agreement, taking into account all payments made to the Company by the Major Stockholders in consideration of the issuance of the Shares under the Stockholders' Agreement and all payment received by the Major Stockholders from the Company in respect of such Shares or received by the Major Stockholders upon any sale, transfer or other disposition thereof. The IRR shall be computed following the disposition by each of the Major Stockholders of not less than one-half (1/2) of the Shares acquired by the Major Stockholders pursuant to the Stockholders' Agreement based on the amounts paid for and received in respect of the Shares so disposed of. Upon subsequent dispositions of Shares, the IRR shall be computed on a cumulative basis for the aggregate Shares disposed of, and in the event the cumulative IRR exceeds the rate previously computed in accordance with this Section 2(b)(i), the Vesting Percentage of the Additional Class B Options shall be adjusted as appropriate.

          (ii) The Vested Percentage of each unexercised Additional Class B Option held by the Optionee in the event that the Optionee's full-time employment by NCI shall be terminated for "Cause" shall be zero percent (0%). Except as otherwise provided in any employment agreement between the Optionee and NCI or the Company (in which case the term "Cause" as used herein with respect to such Optionee shall have the meaning ascribed to it therein), "Cause" as used in this Option Agreement shall mean (w) the gross negligence or wilful misconduct of the Optionee in carrying out his obligations and duties, (x) any other breach by the Optionee of the terms of the Optionee's employment which has not been cured within five (5) days after delivery of notice by NCI to the Optionee of such breach (or such shorter period if such breach adversely affects NCI's ability to conduct debt collection activities in any jurisdiction), including, without limitation, the Optionee's insubordination, chronic absences from work or alcoholism or drug dependency, (y) the Optionee shall have committed an act of fraud, theft or dishonesty against the Company or NCI or any of their subsidiary or affiliated companies, or (z) the Optionee shall be indicted for or convicted of (or plead nolo contendre to) any felony or be convicted of (or plead nolo contendre to) any misdemeanor involving fraud, dishonesty or moral turpitude or any other misdemeanor that might, in the reasonable opinion of the Board of Directors, adversely affect the Optionee's ability to perform the Optionee's obligations or duties to the Company or NCI in any material respect or adversely affects NCI's ability to conduct its debt collection activities in any jurisdiction.

          (iii)In the event of the occurrence of a Transfer Event (as defined below), the condition set forth in Section 2(b)(i)(x)(A) with respect to the Additional Class B Options shall be deemed to be satisfied. For purposes hereof, "Transfer Event" shall mean (x) assets constituting all or substantially all of the assets of the Company are sold, in one or more related transactions, to any "person" or "group" (as such terms are defined in the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")) and as a result, less than fifty percent (50%) of the outstanding voting securities or other capital interest of which are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale,
               (y) an event or series of events (whether a share purchase, merger, consolidation or other business combination or otherwise) by which any person or group (other than a stockholder of the Company on the date hereof) is or becomes the "beneficial owner" (as defined in the Exchange Act) directly or indirectly of more than fifty percent (50%) of the combined voting power of the then outstanding securities of the Company, or (z) a report filed on
               Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)3 or Section 14(d)2 of the Exchange Act), other than a stockholder or group of stockholders of the Company on the date hereof, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of fifty percent (50%) or more of the issued and outstanding shares of voting securities of the Company, excluding in the case of each of clauses (x), (y) and (z) any reincorporation, reorganization or recapitalization transaction in which the stockholders of the Company continue to possess all of the outstanding voting securities of the successor or surviving entity in the same relative proportions.

3. Termination Upon Termination of Employment. The duration of the Additional Options shall be subject to the limitations set forth in the second sentence set forth in Section 8 of the Plan.

4. Non-Transferability of Performance of Additional Options; Death of Optionee. The Additional Options and this Option Agreement shall not be transferred by the Optionee except to a living trust for the benefit of any or all of the Optionee's spouse or descendants or to a deceased Optionee's executors, legal heirs, devisees, administrators or testamentary trustees and beneficiaries, and the Additional Options may be exercised during the lifetime of the Optionee only by the Optionee. Except to the extent provided above, the Additional Options and this Option Agreement may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

5. Exercise of Additional Options. The Additional Options shall be exercised in the manner set forth in the Plan.

6. Specific Restrictions Upon Additional Option Shares. The Optionee hereby agrees with the Company as follows:

     (a) The Optionee is acquiring the Additional Options and may acquire the Additional Option Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Securities Act"), and shall not dispose of any Additional Options or Additional Option Shares in transactions which, in the opinion of counsel to the Company, violate the Securities Act, or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws; and further

     (b) If any Additional Option Shares shall be registered under the Securities Act, no public offering (otherwise than on a national securities exchange, as defined in the Exchange Act) of any Additional Option Shares shall be made by the Optionee (or any other persons) under such circumstances that he or she (or such person) may be deemed an underwriter, as defined in the Securities Act; and further

     (c) The Company shall have the authority to endorse upon the certificate or certificates representing the Additional Option Shares such legends referring to the foregoing restrictions, any restrictions resulting from the fact that the Optionee is a party to the Stockholders' Agreement and any other applicable restrictions as it may deem appropriate.

     (d) The Optionee is, by reason of his, her or its business or financial experience described below, capable of evaluating the merits and risks of this investment and of protecting the Optionee's own interests in connection with the acquisition of the Additional Options and any purchase of Additional Option Shares.

          List any information the Optionee believes is relevant in showing that he, she or it is able to evaluate adequately the risks and merits of this investment or has knowledge and experience in financial or business matters:

               Optionee is an executive officer of NCI. Optionee has had access to the Company's financial statements. Optionee has been afforded the opportunity to ask questions concerning the Additional Options, the Company and NCI and has been supplied with all additional information deemed necessary by him to verify the accuracy of all information provided to him.

7. Notices. Any notice required or permitted under this Option Agreement shall be deemed given (i) when delivered personally or by recognized overnight courier, or (ii) when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, either to the Optionee at his or her address set forth below or such other address as he or she may designate in writing to the Company, and to the Company at 6190 Powers Ferry Road, 4th Floor, Atlanta, Georgia 30339, Attention: President, or such other address as the Company may designate in writing to the Optionee.

8. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9. Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

10. Provisions of Plan. The Additional Options provided for herein are granted pursuant to the Plan, and said Additional Options and this Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein. A copy of the Plan has been furnished to the Optionee, and the Optionee hereby acknowledges receipt thereof.

                                      * * *


    IN WITNESS WHEREOF, the Company has executed this Option Agreement on the day and year first above written.


                                           NCI ACQUISITION CORPORATION


                                           By:
                                               Name:
                                               Title:


     The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Option Agreement.


                                            Signature

                                            Printed Name and Address:

                                            Kevin Henry

                                            7062 Windrun Way
                                            Stone Mountain, GA 30087